                                                        World Growth Portfolio
                                                                  of
                                                         LB Series Fund, Inc.

                                             Supplement to Prospectus dated April 30, 2003

The Board of Directors of LB Series Fund,  Inc.  has  approved the addition of a new  subadviser  to co-manage  the assets of the
World Growth  Portfolio,  effective  on or about  the close of  business  on April  30,  2004.  T. Rowe  Price  International,
Inc.  ("Price International"),  100 East Pratt Street,  Baltimore,  Maryland 21202, currently serves as subadviser to the Portfolio and will continue to serve as a co-subadviser.  Mercator Asset Management,  Inc.  ("Mercator"),  5200 Town Center Circle,
Suite 550, Boca Raton, Florida 33486,  will begin  serving as a  co-subadviser  effective  at the close of  business on April 30,
2004.  Mercator  has been  managing international funds for more than 18 years. The following  information  supplements the principal  strategies with respect to the World Growth Portfolio effective at the close of business on April 30, 2004.

The World Growth Portfolio seeks to achieve its objective by investing  substantially  all of its assets in stocks outside the U.S.
and to diversify  broadly among  developed and emerging  countries  throughout the world.  Normally,  at least 80% of the
Portfolio's  net assets (plus the amount of any borrowing for investment  purposes) will be invested in stocks.  The Portfolio will primarily  invest in securities  which are  represented in the Morgan Stanley Capital  International  Europe  Australia Far East
Index ("EAFE  Index").  The EAFE Index is comprised of equity  securities of companies from various  industrial  sectors whose primary  trading markets are located outside the United States.  Companies included in the EAFE Index are selected from among the larger  capitalization  companies in these markets.  Each of the subadvisers acts and invests  independently of the other and uses its own methodology for selecting  stocks.  The Fund's assets are allocated generally on an equal basis between the two investment subadvisers.

T. Rowe Price International, Inc.

Stock selection  reflects a growth style.  While stocks may be purchased  without regard to a company's  market  capitalization,
Price International's  focus  typically  will be on large and, to a lesser  extent,  medium-sized,  companies.  Price
International  invests primarily in common stocks,  although to a lesser extent it may also purchase  other  instruments  and securities,  including  foreign currency and foreign currency exchange contracts, futures and options, in keeping with the
Portfolio's objective.

In determining  the  appropriate  distribution  of investments  among various  countries and geographic  regions,  Price
International employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average,  long-term earnings  growth.  Price  International  seeks to purchase  such  stocks at  reasonable  prices in relation to present or  anticipated earnings, cash flow, or book value, and valuation factors often influence its allocations among large-, mid-, or small-cap shares.

While Price  International  invests  with an  awareness  of the global  economic  backdrop  and its outlook  for  industry sectors and individual  countries,  bottom-up stock selection is the focus of its  decision-making.  Country  allocation is driven largely by stock selection, though the sub-adviser may limit investments in markets that appear to have poor overall prospects.

In selecting stocks, Price International generally favors companies with one or more of the following characteristics:

o  Leading market position
o  Attractive business niche
o  Strong franchise or natural monopoly
o  Technological leadership or proprietary advantages
o  Seasoned management
o  Earnings growth and cash flow sufficient to support growing dividends
o  Healthy balance sheet with relatively low debt

In addition,  Price  International  may purchase some securities that do not meet its normal investment  criteria,  as described above, when it perceives an unusual  opportunity for gain. These special situations might arise when Price  International  believes a security could increase in value for a variety of reasons  including a change in management,  an  extraordinary  corporate event, or a temporary imbalance in the supply of or demand for the securities.  Price  International  may sell  securities for a variety of reasons,  such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Mercator Asset Management, LP

Stock selection  reflects a value style.  Mercator may invest in securities of issuers of any  capitalization  size.  Although
Mercator invests primarily in equity securities, it also may invest in fixed income securities and derivatives.

Mercator  combines a relative value style with bottom-up  stock analysis.  The goal of the investment team is to maximize  returns on a risk-adjusted basis.  Mercator's approach is to identify attractive,  undervalued  securities that have good earnings prospects.  Using initial  screens  based on historical  data,  Mercator  uses its  proprietary  database to identify  securities which are  inexpensive relative their respective  historical  prices,  industries,  and markets.  Mercator  subjects the most attractive stocks to fundamental analysis,  which seeks to validate  projected  financial  data and  considers  company,  industry, and macro  factors.  Mercator  will consider  selling a  security  when  fundamental  analysis  indicates  that  that the  security is less  attractive  than  alternative investments.

                                            The date of this Supplement is March 19, 2004.

                                         Please include this Supplement with your Prospectus.